Off Balance Sheet Commitments	6 Months Ended
Jun. 30, 2023
Off-Balance Sheet Commitments [Abstract]
Off Balance Sheet Commitments

B.13. OFF BALANCE SHEET COMMITMENTS
Off balance sheet commitments to third parties as of December 31, 2022 are presented in Note D.21.1. to the consolidated financial statements for the year ended December 31, 2022.
The principal commitments entered into, amended or discontinued during the period are described below:
▪On May 1, 2023, Sanofi entered into a license agreement with Maze Therapeutics relating to its Glycogen Synthase 1 (GYS1) program, including the MZE001 clinical candidate currently in development for the treatment of Pompe disease and other potential indications. Under the terms of the agreement, Maze Therapeutics will receive $150 million from Sanofi comprising an upfront payment and a private equity injection, and could pay up to $0.6 billion contingent on the attainment of certain objectives. Final completion of this transaction is contingent on clearance from the antitrust authorities, and is expected in the second half of 2023.
▪On June 19, 2023, Sanofi expanded its collaboration with Scribe Therapeutics signed in September 2022 and entered into an exclusive license agreement on CasX-Editor(XE) genome editing technology associated with guide RNAs for multiple targets including sickle cell disease and other genomic diseases. Under the terms of the agreement, Scribe Therapeutics will receive an upfront payment of $40 million and may receive more than $1.2 billion based on the achievement of certain milestones.
▪During the first half of 2023, Sanofi signed a 15-year lease which had not taken effect as of June 30, 2023 and for which Sanofi is committed for a minimum period of 12 years, corresponding to a minimum commitment of $0.2 billion. The lease includes two extension options of five years each.